UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2014

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34259	30-0513080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (e)

Collins and Harl

On May 19, 2014, Willbros Group, Inc. (“Willbros” or the “Company”) announced that its Board of Directors has promoted Earl R. Collins to the position of President of the Company, effective July 1, 2014. Robert R. Harl, the Company’s President and Chief Executive Officer, will relinquish the role of President on June 30, 2014. Mr. Harl will continue as Chief Executive Officer of the Company.

Mr. Collins, age 46, joined Willbros in May 2013 as Senior Vice President, Oil & Gas and President of the Oil & Gas segment. Mr. Collins joined Willbros from CH2M HILL, a global full-service consulting, design, construction and operations firm, where he served as President & Global Director EPC & Construction Operations for CH2M HILL’s Energy and Chemicals group. Mr. Collins worked for CH2M HILL from May 2008 to May 2013. He began his career as an engineer at Peter Kiewit Construction Company. During his seventeen years with that firm, he served in capacities of increasing responsibility rising to Senior Vice President and is also a graduate of the Kiewit Executive Leadership Development Program. Mr. Collins is a member of the Rice Global E&C Forum, the Construction Users Roundtable and the Construction Industry Institute and earned a Bachelor of Science degree in Construction Engineering from Iowa State University.

As part of his promotion, Mr. Collins’ annual base salary was increased from $350,000 to $500,000, effective July 1, 2014. Mr. Collins will continue to participate in the Company’s Management Incentive Compensation Program, an annual bonus program (the “MICP”). His award opportunity under the MICP was increased from a range of 25% to 100% of base salary to a range of 40% to 160% of base salary. He received a service-based restricted stock award for 35,810 shares under the Company’s 2010 Stock and Incentive Compensation Plan (the “2010 Stock Plan”). This award vests in equal installments over four years. He also received performance-based restricted stock units for 35,810 shares (at target) (71,620 shares at maximum) under the 2010 Stock Plan that may be earned based on a total shareholder return (“TSR”) matrix, which measures over a three-year period both relative TSR performance against a group of peer companies as well as absolute stock price growth (“Performance-Based RSUs”).

Fournier and Gibson

On May 19, 2014, the Company announced that its Board of Directors has promoted Michael J. Fournier to the positions of Executive Vice President and Chief Operating Officer of the Company, effective July 1, 2014. James L. Gibson, Executive Vice President and Chief Operating Officer of the Company, will relinquish the role of Chief Operating Officer on June 30, 2014. Mr. Gibson will continue as an Executive Vice President of the Company.

Mr. Fournier, age 51, joined Willbros in August 2011 as Chief Operating Officer of Willbros Canada before being promoted to Senior Vice President, Canada and President of the Canada segment in September 2012. Prior to joining Willbros, he served as an Operations Manager for Lockerbie & Hole Industrial in 2005. He was subsequently promoted to Senior Manager (Business Unit President) of Lockerbie & Hole, Inc., and ended his tenure as President of Aecon Lockerbie Construction Group Inc., a construction and infrastructure development company, in 2011. Mr. Fournier has more than 29 years of experience in the Western Canada oil and gas service industry where he has held various executive and senior management positions with a number of industrial contractors operating in the Canadian oil sands. Mr. Fournier graduated from the University of Alberta with a Bachelor of Science in Mechanical Engineering and is registered with the Association of Professional Engineers, Geologists and Geophysicists of Alberta. He also served on the board of directors for Construction Labour Relations Alberta and Management Board for the Natural Sciences and Engineering Research Council of Canada Chair in Construction Management for the University of Alberta.

As part of his promotion, Mr. Fournier’s annual base salary was increased from $350,000 to $475,000, effective July 1, 2014. Mr. Fournier will continue to participate in the MICP. His award opportunity under the MICP was increased from a range of 25% to 100% of base salary to a range of 37.5% to 150% of base salary. He received a service-based restricted stock units award for 26,858 shares under the 2010 Stock Plan. This award vests in equal installments over four years. He also received Performance-Based RSUs for 26,858 shares (at target) (53,716 shares at maximum).

Wiegele

On May 19, 2014, the Company announced that its Board of Directors has promoted Edward J. Wiegele to the positions of Executive Vice President, Engineering & Technology of the Company and President of Engineering and Technology, effective July 1, 2014.

Mr. Wiegele, age 54, joined Willbros in 2007 as Vice President of Integrity Services and became President of Engineering in 2010 and President of the Professional Services segment in January 2013. Previously, he served as Senior Vice President of the pipeline division and General Manager of Integrity Services for GE Oil & Gas, after GE’s purchase in 2003 of M.J. Harden and Associates. Mr. Wiegele also spent 13 years with Panhandle Eastern, where he held various engineering, construction, project management and marketing positions. Mr. Wiegele has over 30 years of experience in pipeline engineering, project management, operations and business development providing technical services to the pipeline industry as well as extensive experience in energy infrastructure development, GIS technologies, integrity management and technology implementation. He earned his civil engineering degree from Iowa State University in 1982.

As part of his promotion, Mr. Wiegele’s annual base salary was increased from $350,000 to $475,000, effective July 1, 2014. Mr. Wiegele will continue to participate in the MICP. His award opportunity under the MICP was increased from a range of 25% to 100% of base salary to a range of 37.5% to 150% of base salary. He received a service-based restricted stock award for 26,858 shares under the 2010 Stock Plan. This award vests in equal installments over four years. He also received Performance-Based RSUs for 26,858 shares (at target) (53,716 shares at maximum).

Welch

In conjunction with such promotions, Van A. Welch, Executive Vice President and Chief Financial Officer of the Company, had his annual base salary increased from $448,800 to $475,000, effective July 1, 2014. His award opportunity under the MICP was increased from a range of 25% to 100% of base salary to a range of 37.5% to 150% of base salary. On July 1, 2014, Mr. Welch will receive a service-based restricted stock award in the amount of $500,000 (with the number of shares being based on the Company’s closing stock price on that date) as a retention award. This award will cliff vest on December 31, 2016.

Coward

On May 19, 2014, Jerrit M. Coward, Executive Vice President Corporate and Business Development of the Company, resigned from the Company to pursue other opportunities.

2010 Stock Plan

On May 20, 2014, the stockholders of the Company approved Amendment Number 2 to the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (“Amendment No. 2”). The primary purpose of Amendment No. 2 is to increase the total number of shares of Common Stock of the Company available for issuance under the 2010 Stock Plan from 3,450,000 shares to 6,050,000 shares. Amendment No. 2 also includes several additional changes designed to clarify (1) the prohibition on repricing stock options and stock appreciation rights; (2) the prohibition on paying dividends or dividend equivalents on performance-based equity awards unless the performance criteria are satisfied; and (3) one of the performance criteria, employee satisfaction, on which the Company’s performance goals must be based by adding the concept of voluntary turnover. Approval of Amendment No. 2 also constituted approval of the performance goals under the 2010 Stock Plan for purposes of Section 162(m) of the Internal Revenue Code so that certain awards granted under the 2010 Stock Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The 2010 Stock Plan permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards.

A more detailed description of Amendment No. 2 and the 2010 Stock Plan is contained in the Company’s Proxy Statement for its 2014 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 15, 2014 (the “2014 Proxy Statement”). Amendment No. 2 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 50,067,134 shares of the Company’s common stock were entitled to vote as of March 31, 2014, the record date for the Annual Meeting. There were 46,571,589 shares present, in person or by proxy, at the Annual Meeting (or 93% of the outstanding shares), at which the stockholders were asked to vote on five proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One — Election of Directors

The stockholders voted to elect two Class III Directors to serve for a term of three years expiring at the annual meeting of stockholders in 2017 and until their successors shall be duly elected and qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
Edward J. DiPaolo	36,830,843	6,407,345	53,337	3,280,064
Daniel E. Lonergan	39,416,905	3,836,596	38,024	3,280,064

Proposal Two — Approval of Amendment Number 2

to the Willbros Group, Inc. 2010 Stock and

Incentive Compensation Plan

The stockholders voted to approve Amendment Number 2 to the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan to, among other things, increase the number of shares of Common Stock of the Company authorized for issuance under the Plan from 3,450,000 to 6,050,000. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
39,966,072	3,277,067	48,386	3,280,064

Proposal Three — Approval of Amendment Number 7

to the Willbros Group, Inc. Amended and Restated

2006 Director Restricted Stock Plan

The stockholders voted to approve Amendment Number 7 to the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the Plan from 550,000 to 750,000. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
40,259,414	2,965,982	66,129	3,280,064

Proposal Four — Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to not approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
19,892,780	23,325,045	73,700	3,280,064

Proposal Five — Ratification of Appointment of Independent

Registered Public Accounting Firm

The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes
46,221,119	283,881	66,589	-0-

Item 7.01.	Regulation FD Disclosure.

On May 19, 2014, the Company issued a press release relating to the executive management changes reported in Item 5.02 of this Current Report on Form 8-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On May 20, 2014, the stockholders of the Company approved Amendment Number 7 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (“Amendment No. 7”). The sole purpose of Amendment No. 7 is to increase the total number of shares of Common Stock of the Company available for issuance under the 2006 Director Restricted Stock Plan from 550,000 shares to 750,000 shares. The 2006 Director Restricted Stock Plan generally provides for the award of shares of restricted stock or restricted stock rights to non-employee directors (so-called “outside directors”) of the Company once each year.

A more detailed description of Amendment No. 7 and the 2006 Director Restricted Stock Plan is contained in the 2014 Proxy Statement. Amendment No. 7 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed or furnished herewith:

10.1	Amendment Number 2 to the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (incorporated herein by reference to Exhibit B of the 2014 Proxy Statement).

10.2	Amendment Number 7 to the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit C of the 2014 Proxy Statement).

99.1	Press Release of the Company dated May 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: May 23, 2014	By:	/s/ Van A. Welch
Van A. Welch Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 2 to the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan (incorporated herein by reference to Exhibit B of the 2014 Proxy Statement).

10.2	Amendment Number 7 to the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit C of the 2014 Proxy Statement).

99.1	Press Release of the Company dated May 19, 2014.